SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 1997

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

         Delaware                 1-12385                74-1541566
(State or other jurisdiction     (Commission           (IRS Employer
   of Incorporation)            File Number)        Identification No.)

4101 Washington Avenue, Newport News, Va.                   23607-2770
 (Address of principal executive offices)                    (Zip Code)

                                (757) 380-2000
              (Registrant's telephone number, including area code)

ITEM 5.                        Other Events.

                               The information contained in the Company's News
Releases of September 25, 1997, and October 10, 1997, set forth as Exhibit 20.1 to this Current Report on Form 8-K, is hereby incorporated into this Item 5 by reference.

ITEM 7.                        Financial Statements and Exhibits.
                               (c)       Exhibits

                               See pages 2 through 3 of this Report.

20.1 News Releases of Newport News Shipbuilding Inc. dated September 25, 1997 and October 10, 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

October 14, 1997                          NEWPORT NEWS SHIPBUILDING INC.

                                          /s/ Stephen B. Clarkson
                                          ----------------------------
                                         By: Stephen B. Clarkson
                                         Vice President,
                                         General Counsel and Secretary